UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2014, Dr. Francesco Bellini informed the Corporate Secretary and the Board of Directors of Molson Coors Brewing Company (the “Company”) that he does not intend to stand for re-election to the Board at the Company’s 2014 Annual Meeting of Stockholders. Dr. Bellini will remain a member of the Board until the Company’s Annual Meeting of Stockholders to be held in June 2014.

Dr. Bellini’s decision not to stand for re-election was not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date: March 3, 2014	By:	/s/ Samuel D. Walker
Samuel D. Walker
Chief People and Legal Officer